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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)           March 21, 2003
                                                --------------------------------



                               UNOCAL CORPORATION
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         1-8483                                          95-3825062
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(Commission File Number)                    (I.R.S. Employer Identification No.)



2141 Rosecrans Avenue, Suite 4000, El Segundo, California          90245
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(Address of Principal Executive Offices)                         (Zip Code)


                                 (310) 726-7600
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              (Registrant's Telephone Number, Including Area Code)

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Item 5.      Other Events.

On the cover page of Unocal Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, filed on March 21, 2003, it was stated that the aggregate market value of the common stock of the Company held by non-affiliates of the Company as of February 28, 2003, was approximately $6.8 billion. Pursuant to a recent release of the Securities and Exchange Commission, the Company is required to disclose that as of June 28, 2002, such aggregate market value, calculated in the same manner, was approximately $9.0 billion.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                  UNOCAL CORPORATION
                                                     (Registrant)


Date:  March 21, 2003                       By:   /s/ JOE D. CECIL
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                                                  Joe D. Cecil
                                                  Vice President and Comptroller

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